SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  May 14, 2009

THE BEARD COMPANY
(Exact name of registrant as specified in its charter)

Oklahoma	001-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvey Parkway 301 N.W. 63rd Street, Suite 400 Oklahoma City, Oklahoma 73116
(Address of principal executive offices) (Zip Code)

(405) 842-2333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report:

The Beard Company (the “Company”) is filing this amendment to its Form 8-k filed on May 14, 2009, which reported on the completion of the disposition of the Company’s remaining interest in the McElmo Dome CO2 Unit in southwest Colorado which officially closed on May 8, 2009. The Company is filing this amendment to report the Pro Forma Condensed Balance Sheets and the Pro Forma Condensed Statements of Operations reflecting the McElmo Dome disposition as allowed by Item 9.01 of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K/A and are identified by the numbers indicated.

Exhibit No.	Description

99.1	March 31, 2009 and December 31, 2008 Balance Sheets
99.2	March 31, 2009 and December 31, 2008 Statements of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEARD COMPANY

/s/ Herb Mee, Jr.
Herb Mee, Jr., President

July 24, 2009

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	March 31, 2009 and December 31, 2008 Balance Sheets	Filed herewith electronically

99.2	March 31, 2009 and December 31, 2008 Statements of Operations	Filed herewith electronically

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